FOR IMMEDIATE RELEASE

Investor Contacts:
Richard T. Schumacher, President and CEO	(508) 230-1828 (T)
Jeffrey N. Peterson, Chairman of the Board	(650) 812-8121 (T)

Pressure BioSciences Announces CEO Succession Plan

Richard T. Schumacher to Step Down as President & CEO on September 9, 2019;

Will Remain as Senior Consultant to Support Leadership Transition.

South Easton, MA, May 1, 2019 – Pressure BioSciences, Inc. (OTCQB: PBIO) (“PBI” and the “Company”), a leader in the development and sale of innovative, broadly enabling, pressure-based instruments and related consumables for the worldwide life sciences industry, today announced that Mr. Richard T. Schumacher, the Founder of the Company, notified the Company’s Board of Directors on April 25, 2019 that he plans to step down as President and CEO effective September 9, 2019. Mr. Schumacher has been working with the Company’s Board of Directors on leadership succession planning for many months, including the selection of Bradford A. Young, PhD, MBA, as SVP & Chief Commercial Officer (“CCO”) for the Company in November 2018. To facilitate an orderly transition in leadership, the PBI Board of Directors has identified Dr. Young as their designee to succeed Mr. Schumacher and will be working closely with Dr. Young to effectuate this transition.

PBI’s Chairman of the Board, Jeffrey N. Peterson, explained: “Since founding Pressure BioSciences, Ric Schumacher’s vision and leadership have attracted and retained an exceptionally talented senior management team and support group. Together they have positioned the Company’s original life sciences sample preparation business to achieve an enviable level of prominence and recognition amongst key opinion leaders and in scientific peer-reviewed literature. With this business now poised for more rapid growth, the Company has added two new and potentially much larger growth opportunities in: (1) supporting protein therapeutics development and manufacturing, through the December 2017 acquisition of BaroFold, Inc.’s controlled protein refolding and disaggregation patented technology, and (2) the innovation of the Company’s patented Ultra Shear Technology (“UST”), opening up a vast array of market opportunities from nanoemulsions offering long-term room temperature stability and improved sensory experience for foods and other products. Nanoemulsions also allow for much higher bioavailability of oil-based nutrients and therapeutics - including our lead demonstration product area in CBD-infused nutraceuticals.”

Mr. Peterson continued: “The Board believes that the Company is now positioned for a major growth phase, and we will be working closely with our investment bankers to complete our capital plans for funding these exciting growth opportunities, while completing improvements to our Balance Sheet and allowing the Company to pursue its planned up-listing to a major US stock exchange (NYSE or NASDAQ) for access to a much broader investor base. Given the scope of our vision and planned activities, coincident with Mr. Schumacher’s announced transition, the Board wished to provide substantial advance notice of PBI’s succession plan, designed to (i) notify staff, customers, partners, shareholders, and other PBI stakeholders of this impending change, and (ii) retain the services of Mr. Schumacher in a senior advisory role for a minimum of one year from the date of transition. To that end, Mr. Schumacher has agreed to continue with the Company during the transition period in a senior consulting role. Mr. Schumacher will also continue serving on the Company’s Board of Directors.”

Mr. Schumacher said: “PBI was founded on the vision that pressure – especially ultra-high pressure – could be safely used in the life sciences area to significantly accelerate the discovery and development of new drugs, vaccines, and diagnostics, which in turn could lead to better, higher quality, less expensive, and more widely available healthcare. My 15 years as CEO has overseen an exciting, successful, and sometimes challenging journey, as is often the case when driving market acceptance of paradigm-shifting technology platforms. I believe we are very close to achieving success around the original vision for PBI, and I am extremely excited over the prospects for our new BaroFold and Ultra Shear Technology businesses. Nonetheless, as I will be seventy years old in August 2020, I have worked closely with the Board to prepare for a strong and orderly transition in leadership as we enter this new growth phase. I am convinced that PBI is now poised for success thanks to the depth and dedication of our senior management and support teams. The addition of Dr. Young to our team has brought highly relevant scientific experience, knowledge, and vision, combined with his business acumen and leadership qualities that I believe will be pivotal in propelling the Company forward for decades to come.”

Dr. Young said: “Ric and the senior management team have done an impressive job of taking PBI from a dream to a publicly-traded company with three, innovative platform technologies that harness the power of pressure for biological research, development and manufacturing. I believe that our proprietary, platform technologies have the potential to create new and improved biotechnology products and can position the Company for significant growth and profitability. I am thrilled to have joined such an exciting Company, and I look forward to leading the continued development and commercialization of these innovative platforms.”

About Pressure BioSciences, Inc.

Pressure BioSciences, Inc. (OTCQB: PBIO) is a leader in the development and sale of innovative, broadly enabling, pressure-based solutions for the worldwide life sciences industry. Our products are based on the unique properties of both constant (i.e., static) and alternating (i.e., pressure cycling technology, or PCT) hydrostatic pressure. PCT is a patented enabling technology platform that uses alternating cycles of hydrostatic pressure between ambient and ultra-high levels to safely and reproducibly control bio-molecular interactions (e.g., cell lysis, biomolecule extraction). Our primary focus is in the development of high pressure-based products for biomarker and target discovery, drug design and development, biotherapeutics characterization and quality control, food science, soil & plant biology, forensics, and counter-bioterror applications. Additionally, we are actively expanding the use of our pressure-based technologies in the following areas: (1) the use of our recently acquired protein disaggregation and refolding technology from BaroFold, Inc. to allow entry into the biologics manufacturing and contract research services sector, and (2) the use of our recently-patented, scalable, high-efficiency, pressure-based Ultra Shear Technology™ (UST™) platform to (i) create stable nanoemulsions of otherwise immiscible fluids (e.g., oils and water) and to (ii) prepare higher quality, homogenized, extended shelf-life or room temperature stable low-acid liquid foods that cannot be effectively preserved using existing non-thermal technologies.

Forward-Looking Statements

This press release contains forward-looking statements. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s industry results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements. These forward-looking statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “except,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “future” or other similar expressions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, and financial needs. These statements are only predictions based on the Company’s current expectations and projections about future events. Investors should not place undue reliance on these statements. In evaluating these statements, Investors should specifically consider various factors. Actual events or results may differ materially. These and other factors may cause the Company’s actual results to differ materially from any forward-looking statement. These risks, uncertainties, and other factors include, but are not limited to, the risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report and other reports filed from time to time with the Securities & Exchange Commission (SEC). More detailed information about these risk factors are set forth in the Company’s filings with the SEC. The Company encourages Investors to review these risk factors. The Company undertakes no obligation to update any of the information included in this release, except as otherwise required by law. For more information about the Companies, please click on the following website link:

http://www.pressurebiosciences.com

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